EXHIBIT A

Agreement of Joint Filing

The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of ForeScout Technologies, Inc. shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Date: February 13, 2018

Amadeus II ‘A’
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus II ‘B’
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus II ‘C’
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus II ‘D’ GmbH & Co KG
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus II Affiliates Fund L.P.
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus EI L.P.
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus EII L.P.
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus IV Velocity Fund L.P.
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus Capital Partners LTD

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus General Partner LTD

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus Capital GP LLP
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus II General Partner LP
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus IV Velocity GP LP
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus EI General Partner LP
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

Amadeus EII General Partner LP
By: Amadeus Capital Partners Limited, its Manager

By:	/s/ Anne Glover
Name: Anne Glover
Title: Director

/s/ Anne Glover
Anne Glover

/s/ Hermann Hauser
Hermann Hauser

/s/ Andrea Traversone
Andrea Traversone

/s/ Richard Anton
Richard Anton

/s/ Mikael Johnsson
Mikael Johnsson